UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2006

Asset Acceptance Capital Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50552	80-00767779
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28405 Van Dyke Avenue, Warren, Michigan		48093
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	586-939-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 28, 2006, the Company announced the acquisition of all issued and outstanding stock of Premium Asset Recovery Corporation. The acquisition is described more completely in the press release dated April 28, 2006 which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number

99 Press Release dated April 28, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asset Acceptance Capital Corp.

April 28, 2006	By:	Mark A. Redman

Name: Mark A. Redman
Title: Vice President --- Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press Release Dated April 28, 2006